UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

CANNABIS SCIENCE, INC.
(Exact name of registrant as specified in charter)

Nevada	000-28911	91-1869677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street, Suite 16645 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

1.888.889.0888
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.  Other Events.

On April 6, 2009, Gulf Onshore, Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of Nevada, changing the Company’s name to Cannabis Science, Inc.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Effective May 7, 2009, the Company will begin to trade on the Over the Counter Bulleting under the new ticker symbol “CBIS”, which reflects the name change.

The Company also changed the address of its principal offices to 548 Market Street, Suite 16645, San Francisco, California 94104.  The Company’s new telephone number is 1.888.889.0888.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits
Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE, INC.

Date: May 14, 2009	By:	/s/ Steven W. Kubby
Steven W. Kubby, C.E.O.